UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 23, 2005



                            FRANKLIN RESOURCES, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                     001-09318                 13-2670991
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


One Franklin Parkway, San Mateo, California                             94403
 (Address of principal executive offices)                             (Zip Code)

       Registrant's telephone number, including area code: (650) 312-3000

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS;  ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS.

(d) On June 23, 2005, the Board of Directors (the "Board") of Franklin Resources, Inc. (the "Company") elected Ms. Laura Stein to fill one newly created vacancy on the Board resulting from the Board's increase in the authorized number of directors of the Company from eleven (11) directors to twelve (12) directors, as described in Item 5.03 below. Ms. Stein is not, and has not been, an employee of the Company. The Board affirmatively determined that Ms. Stein was "independent" under the Company's Director Independence Standards, as amended, and the independence requirements for directors and members of an audit committee pursuant to both the New York Stock Exchange Listed Company Manual and the rules for listed companies on the Pacific Exchange, Inc. as well as the independence requirements for audit committee members promulgated by the U.S. Securities and Exchange Commission. Accordingly, the Board also appointed Ms. Stein to the Audit Committee of the Board on June 23, 2005. As a non-employee director on the Board with no other relationship with the Company and its affiliates other than her prospective service to the Company as a non-employee director, Ms. Stein will receive the same standard compensation amounts paid to other non-employee directors for service on the Board, which amounts have been disclosed previously in the Company's Form 8-K filed with the U.S. Securities and Exchange Commission on December 23, 2004. There were no arrangements or understandings between Ms. Stein and any other person pursuant to which she was elected as a director, and there are and have been no transactions since the beginning of the Company's last fiscal year, or currently proposed, regarding Ms. Stein that are required to be disclosed by
Item 404(a) of Regulation S-K, except as described above.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

(a) The Board amended and restated the Company's Amended and Restated By-Laws (the "By-Laws"), effective as of June 23, 2005, in order to amend Section 3.1 of
Article III of the By-Laws to reflect an increase in the authorized number of directors of the Company from eleven (11) directors to twelve (12) directors.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits.

          EXHIBIT NO.        DESCRIPTION
          -----------        -----------

          3.1                Amended and Restated By-Laws of Franklin Resources,
                             Inc.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FRANKLIN RESOURCES, INC.


Date: June 28, 2005                 /s/ Barbara J. Green
                                    --------------------
                                    Barbara J. Green
                                    Vice President, Deputy General Counsel
                                    and Secretary

                                  EXHIBIT INDEX

          EXHIBIT NO.        DESCRIPTION

          3.1                Amended and Restated By-Laws of Franklin Resources,
                             Inc.